Exhibit 23.02



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the 1995 Equity Incentive Plan of Cellegy Pharmaceuticals, Inc. of our report dated February 3, 1998 with respect to the financial statements of Cellegy Pharmaceuticals, Inc. included in its Annual Report on Form 10-KSB for the year ended December 31, 1997, filed with the Securities and Exchange Commission.



         San Jose, California                              /s/ Ernst & Young LLP
         July 31, 1998

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